EXHIBIT 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Spectra Energy Partners, LP on Form 10-K for the period ending December 31, 2010 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Laura Buss Sayavedra, Vice President and Chief Financial Officer of Spectra Energy Partners GP, LLC, general partner of Spectra Energy Partners (DE) GP, LP, general partner of Spectra Energy Partners, LP, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Spectra Energy Partners, LP.

Date: February 28, 2011	/s/ Laura Buss Sayavedra
Laura Buss Sayavedra Vice President and Chief Financial Officer Spectra Energy Partners GP, LLC General Partner of Spectra Energy Partners (DE) GP, LP General Partner of Spectra Energy Partners, LP